NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund

Supplement dated June 18, 2024
to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Portfolio Management - Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Michael T. Smith, CFA	Managing Director and Senior Portfolio Manager	Since 2011
Christopher J. Warner, CFA	Portfolio Manager	Since 2012
Robert Gruendyke, CFA	Portfolio Manager	Since 2024

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE